SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 2, 2021

IONIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 Par Value	“IONS”	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Appointment of Allene M. Diaz to the Board of Directors

On June 2, 2021, the Board of Directors (“Board”) of Ionis Pharmaceuticals, Inc. (the “Company”) appointed Allene M. Diaz as a member of the Company’s Board effective June 3, 2021.  Ms. Diaz will also serve on the Company’s Compliance Committee.

Ms. Diaz has led AMD Consulting, a new product strategy and portfolio management consulting practice, since 2020 and currently serves as Senior Consultant to Xilio Therapeutics.  Previously, Ms. Diaz served in senior executive positions at GlaxoSmithKline and TESARO. Prior to that she held a variety of commercial leadership roles in the EMD Serono and Merck Serono divisions of Merck KGaA.

There are no arrangements or understandings between Ms. Diaz and any other persons pursuant to which Ms. Diaz was appointed as a director of the Company.

Ms. Diaz will receive the standard compensation that the Company provides to its non-employee directors consisting of cash compensation and automatic equity grants as set forth in the Company’s Board Compensation Policy filed as an exhibit to the Company’s Quarterly Report on Form 10-Q filed on May 5, 2021, as amended from time to time.

In addition, Ms. Diaz will enter into the Company’s standard form of indemnity agreement.

A copy of the press release announcing the appointment of Ms. Diaz is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its virtual Annual Meeting of Stockholders on June 2, 2021.  The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement dated April 23, 2021.

Proposal 1:   Election of directors to hold office until the 2024 Annual Meeting:

	FOR	WITHHELD	BROKER NON- VOTES
Brett Monia	105,486,967	9,788,827	11,364,138
Frederick Muto	62,824,930	52,450,864	11,364,138
Peter Reikes	103,563,764	11,712,030	11,364,138

The Company’s stockholders elected the foregoing candidates by affirmative votes by a majority of the votes of the shares represented in person or by proxy at the meeting and entitled to vote in the election of directors.

Proposal 2:   Approve an amendment of the Ionis Pharmaceuticals, Inc. 2011 Equity Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
99,462,636	15,689,495	123,663	11,364,138

The Company’s stockholders approved the foregoing proposal.

Proposal 3:   Approval, on an advisory basis, of the compensation paid to the Company’s executive officers, including the following resolution:

“RESOLVED, that Ionis’ stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
103,175,839	11,890,249	209,706	11,364,138

The Company’s stockholders approved the foregoing proposal.

Proposal 4:   Ratify the Audit Committee’s selection of Ernst & Young LLP as independent auditors for the 2021 fiscal year:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
124,715,229	1,834,317	90,386	0

The Company’s stockholders approved the foregoing proposal.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 2, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: June 4, 2021	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Executive Vice President, Legal, General Counsel and Chief Compliance Officer